UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8979

The Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus		43219
(Address of principal executive offices)		(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(614) 470-8000

Date of fiscal year end:	12/31

Date of reporting period:	12/31

Item 1. Reports to Stockholders.

December 31, 2007

Annual Report

Diversified Stock Fund

Table of Contents

Shareholder Letter	2

Portfolio Commentary	3

Financial Statements

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	14

Supplemental Information

Trustee and Officer Information	15

Proxy Voting and Form N-Q Information	17

Expense Examples	18

Additional Federal Income Tax Information	18

Advisory Contract Renewal	19

The Funds are distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment advisor to the Funds and receives a fee from the Funds for its services.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Variable Insurance Funds.

NOT FDIC INSURED
Shares of The Victory Variable
Insurance Funds are not insured by
the FDIC, are not deposits or other
obligations of, or guaranteed by,
any KeyCorp Bank, Victory Capital
Management Inc., or their affiliates,
and are subject to investment risks,
including possible loss of the
principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

Letter to Our Shareholders

Despite a decline in the fourth quarter of 2007, the major market indices posted their fifth consecutive year of positive returns. Reflecting a flight to quality, large and mid cap stocks sharply outperformed small cap issues during the quarter and year. Large and mid cap stocks last outperformed small cap stocks in 1999. The market's rotation toward growth continued during the quarter as growth stocks outperformed value issues across capitalization ranges. 2007 marked the first time in eight years that growth outperformed value during a calendar year period.

The positive returns recorded by the major market indices during 2007 belied an investment environment that was challenging and characterized by increasing economic uncertainty, rising market volatility, and mounting investor anxiety. In an attempt to restore order to the financial markets and to ease investors' concerns, the Federal Reserve Board has significantly reduced the discount rate and the Federal Funds rate over the last several months. These rate reductions combined with positive news on inflation and the sharp drop in Treasury yields during the second half of the year have eased investors' concerns.

We remain firmly optimistic about the long-term outlook for stocks. While the near-term outlook for the equity market remains challenging, longer term, our outlook for the market remains constructive. Easing monetary policy coupled with expected fiscal stimulus should positively impact job creation and wage growth and keeps consumer spending growing. In addition, business investment and government spending should remain healthy. International growth continues to be strong and the recent weakness in the dollar favorably positions U.S. companies to compete in their markets. Although headline inflation is rising, core inflation continues to be well-contained. Also, earnings growth remains positive, valuations remain attractive and liquidity remains high. With the Federal Reserve likely to continue lower rates, traditionally the equity market has responded favorably during periods of monetary easing. Lastly, presidential election years are typically positive for the equity market.

Turning to the mutual fund industry, in these unsettled times, we recognize that we are in an intensely competitive business and this robust competitiveness rewards only fund groups that provide value to investors. At Victory Capital Management, the strategic plan we have been aggressively implementing underscores our commitment to strive to delivering consistent, strong returns with a sharp focus on risk management. Our unique approach relies on a number of key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest and straightforward – our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

David C. Brown

President
The Victory Variable Insurance Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Commentary

2007 was a rewarding year for holders of the Victory Variable Insurance Diversified Stock Fund. The Fund returned 10.0% versus 5.5% for the S&P 500 Index1, continuing to improve its long-term successful track record under the same lead portfolio manager.

Synchronized global economic growth helped to offset weakness in the US residential housing market, and sectors leveraged to the global expansion led the equity market higher. The Fund was positioned well, emphasizing the Capital Goods and Basic Industry sectors, and select holdings within the Energy sector. The Financial and the Consumer Cyclicals' sectors were the only sectors to experience declines during the year, and the Fund's significant underweight position also helped performance.

Top performing holdings were Transocean (+24%), Intel (+32%), and Schlumberger (+56%). Transocean has benefited from tremendous demand for its deep water drilling equipment as exploration capital expenditure budgets continue to expand amidst the higher Energy price environment. Schlumberger has also benefited from the increasing expenditure on oil exploration, with industry leading seismic technology. Detractors to performance were Fannie Mae (-33%), and Ambac (-71%). Both of these companies have suffered from problems related to the deterioration of the sub-prime housing market. Ambac was eliminated from the portfolio in the fourth quarter, reducing the impact of the loss.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ending December 31, 2007

Inception Date	7/1/99
One Year	9.95%
Three Year	10.77%
Five Year	15.01%
Since Inception	5.26%

Expense Ratios

Gross	1.24%
With Waivers	1.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

For the period 7/1/99 to 12/31/07

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the index and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

Graph reflects investment of growth of a hypothetical $10,000 investment. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2007

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.2%)
BNP Paribas Finance, Inc., 4.01% (a), 1/2/08	$1,169	$1,169
Total Commercial Paper (Amortized Cost $1,169)		1,169
Common Stocks (97.9%)
Aerospace/Defense (2.0%):
United Technologies Corp.	14,000	1,072
Automotive (1.5%):
Ford Motor Co. (b)	119,000	801
Banks (2.2%):
Bank of America Corp.	28,200	1,163
Beverages (7.7%):
Coca-Cola Co.	24,300	1,491
Diageo PLC, ADR	11,700	1,004
PepsiCo, Inc.	20,381	1,547
		4,042
Biotechnology (3.2%):
Genentech, Inc. (b)	15,600	1,046
Gilead Sciences, Inc. (b)	13,500	621
		1,667
Brokerage Services (2.5%):
Charles Schwab Corp.	52,493	1,341
Building Materials (0.8%):
USG Corp. (b)	10,961	392
Chemicals (2.2%):
PPG Industries, Inc.	16,600	1,166
Computers & Peripherals (8.9%):
Apple Computer, Inc. (b)	6,100	1,208
Dell, Inc. (b)	56,000	1,373
EMC Corp. (b)	46,900	869
Network Appliance, Inc. (b)	33,200	829
Seagate Technology	16,355	417
		4,696
Cosmetics & Toiletries (3.6%):
Estee Lauder Cos., Class A	5,629	245
Procter & Gamble Co.	22,400	1,645
		1,890
Financial Services (1.5%):
Fannie Mae	20,200	808
Health Care (2.1%):
Medtronic, Inc.	22,300	1,121
Heavy Machinery (1.0%):
Caterpillar, Inc.	7,000	508
Home Builders (0.6%):
Toll Brothers, Inc. (b)	16,500	331
Insurance (1.6%):
American International Group, Inc.	14,783	862

Security Description	Shares	Value
Internet Business Services (3.1%):
Google, Inc., Class A (b)	2,400	$1,660
Internet Service Provider (0.8%):
Yahoo, Inc. (b)	18,948	441
Investment Companies (1.3%):
The Blackstone Group LP	30,400	673
Manufacturing — Miscellaneous (2.2%):
3M Co.	14,000	1,180
Media (1.3%):
Viacom, Inc., Class B (b)	15,800	694
Medical Supplies (1.1%):
Zimmer Holdings, Inc. (b)	8,800	582
Mining (3.5%):
Newmont Mining Corp.	37,900	1,851
Oil & Gas Exploration — Production & Services (3.2%):
Chesapeake Energy Corp.	26,800	1,051
Transocean, Inc. (b)	4,612	660
		1,711
Oilfield Services & Equipment (9.8%):
BJ Services Co.	23,400	568
Halliburton Co.	52,700	1,998
Schlumberger Ltd.	26,482	2,605
		5,171
Pharmaceuticals (10.4%):
Johnson & Johnson	25,400	1,694
Merck & Co., Inc.	26,100	1,517
Pfizer, Inc.	38,305	871
Schering-Plough Corp.	35,800	954
Wyeth	10,830	478
		5,514
Retail — Department Stores (1.9%):
Kohl's Corp. (b)	21,573	988
Retail — Drug Stores (2.3%):
CVS Caremark Corp.	30,100	1,196
Retail — Specialty Stores (0.3%):
Tiffany & Co.	3,216	148
Semiconductors (8.3%):
Intel Corp.	51,500	1,373
Maxim Integrated Products, Inc.	30,644	812
STMicroelectronics N.V., NY Shares	60,200	861
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	132,363	1,318
		4,364
Software & Computer Services (1.9%):
Microsoft Corp.	27,900	993
Transportation Services (1.2%):
United Parcel Service, Inc., Class B	9,000	636

See notes to financial statements.

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2007

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Utilities — Electric (3.9%):
Duke Energy Corp.	27,300	$550
Exelon Corp.	18,700	1,527
		2,077
Total Common Stocks (Cost $48,272)		51,739
Total Investments (Cost $49,441) — 100.1%		52,908
Liabilities in excess of other assets — (0.1)%		(69)
NET ASSETS — 100.0%		$52,839

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

LP — Limited Partnership

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2007

(Amounts in Thousands, Except Per Share Amounts)

	Diversified Stock Fund
ASSETS:
Investments, at value (Cost $49,441)	$52,908
Cash	50
Dividends receivable	36
Receivable for capital shares issued	40
Receivable for investments sold	157
Prepaid expenses	—	(a)
Total Assets	53,191
LIABILITIES:
Payable for investments purchased	249
Payable for capital shares redeemed	16
Accrued expenses and other payables:
Investment advisory fees	14
Administration fees	4
Custodian fees	2
Accounting fees	—	(a)
Transfer agent fees	2
Chief Compliance Officer fees	—	(a)
Trustee fees	—	(a)
Shareholder servicing fees — Class A Shares	29
12b-1 fees — Class A Shares	11
Other accrued expenses	25
Total Liabilities	352
NET ASSETS:
Capital	42,556
Accumulated undistributed net investment loss	(6)
Accumulated net realized gains from investments	6,822
Net unrealized appreciation on investments	3,467
Net Assets	$52,839
Shares (unlimited number of shares authorized with a par value of 0.001 per share)	4,005
Net asset value, offering price & redemption price per share	$13.19

(a)  Rounds to less than $1,000.

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  Year Ended December 31, 2007

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$72
Dividend income	875
Total Income	947
Expenses:
Investment advisory fees	156
Administration fees	49
Shareholder servicing fees — Class A Shares	120
12b-1 fees — Class A Shares	125
Accounting fees	3
Custodian fees	20
Transfer agent fees	12
Trustees' fees	5
Chief Compliance Officer fees	1
Legal and audit fees	103
Other expenses	54
Total Expenses	648
Net Investment Income	299
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	6,911
Net change in unrealized appreciation/depreciation on investments	(2,294)
Net realized/unrealized gains from investments	4,617
Change in net assets resulting from operations	$4,916

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006
From Investment Activities:
Operations:
Net investment income	$299	$150
Net realized gains from investment transactions	6,911	4,112
Net change in unrealized appreciation/depreciation on investments	(2,294)	1,557
Change in net assets resulting from operations	4,916	5,819
Distributions to Shareholders:
From net investment income	(337)	(143)
From net realized gains	(4,147)	(1,334)
Change in net assets resulting from distributions to shareholders	(4,484)	(1,477)
Change in net assets from capital transactions	2,537	4,882
Change in net assets	2,969	9,224
Net Assets:
Beginning of period	49,870	40,646
End of period	$52,839	$49,870
Accumulated undistributed (distributions in excess of) net investment income	$(6)	$32
Capital Transactions:
Proceeds from shares issued	$8,780	$11,464
Dividends reinvested	4,484	1,477
Cost of shares redeemed	(10,727)	(8,059)
Change in net assets from capital transactions	$2,537	$4,882
Share Transactions:
Issued	655	936
Reinvested	338	128
Redeemed	(799)	(662)
Change in shares	194	402

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2003
Net Asset Value, Beginning of Period	$13.09	$11.92	$10.97	$10.06	$7.48
Investment Activities:
Net investment income	0.08	0.04	0.02	0.06	0.03
Net realized and unrealized gains on investments	1.23	1.53	0.94	0.91	2.58
Total from Investment Activities	1.31	1.57	0.96	0.97	2.61
Distributions:
Net investment income	(0.09)	(0.04)	(0.01)	(0.06)	(0.03)
Net realized gains from investments	(1.12)	(0.36)	—	—	—
Total Distributions	(1.21)	(0.40)	(0.01)	(0.06)	(0.03)
Net Asset Value, End of Period	$13.19	$13.09	$11.92	$10.97	$10.06
Total Return	9.95%	13.68%	8.75%	9.67%	34.97%
Ratios/Supplemental Data:
Net assets at end of period (000)	$52,839	$49,870	$40,646	$27,823	$22,215
Ratio of expenses to average net assets	1.24%	1.12%	1.40%	1.50%	1.50%
Ratio of net investment income to average net assets	0.57%	0.33%	0.15%	0.65%	0.35%
Ratio of expenses to average net assets (a)	1.24%	1.12%	1.47%	1.76%	1.70%
Ratio of net investment income to average net assets (a)	0.57%	0.33%	0.08%	0.39%	0.15%
Portfolio turnover	104%	107%	83%	103%	97%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2007

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware statutory trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standard:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007 the Fund does not believe that adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Financial Reserve/Treasury book-entry system.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2007

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statement of assets and liabilities. As of December 31, 2007, the Fund had no outstanding "when-issued" purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund limits its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments.

Under guidelines established by the Board, the Fund must receive loan collateral from the borrower (maintained at KeyBank) in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by the corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

As of December 31, 2007, the Fund had no outstanding securities on loan.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable, including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then). The adoption of FIN 48 did not impact the Fund's net assets or result of operations.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2007

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2007 were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$52,447	$52,697	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based of 0.30% of the average daily net assets of the Fund. KeyBank, serving as custodian for the Fund, received custodian fees computed at the annual rate of 0.017% of the first $15 billion of the Trust and The Victory Portfolios (the "Trusts") average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. Effective January 1, 2008, the Trusts will pay KeyBank custodian fees computed at an annual rate of 0.0015% of the first $10 billion of the Trusts' average daily net assets, 0.0113% of the next $2.5 billion of the Trusts' average daily net assets and 0.0025% of the Trusts' average daily net assets greater than $12.5 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expense incurred in providing it custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") (formerly BISYS Fund Services Ohio, Inc.) acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as transfer agent for the Fund. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts in excess of $8 billion to $16 billion; plus 0.01% of the aggregate net assets of the Trusts in excess of $16 billion to $20 billion; plus 0.005% of the aggregate net assets of the Trusts in excess of $20 billion. In addition, the Trust reimburses Citi for out-of-pocket expenses incurred in providing it transfer agent services.

Victory Capital Advisers, Inc., (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, the parent company of the Adviser, acquired the Distributor.

Pursuant to the Trust's Distribution and Service Plan, the fund pays the Distributor a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

The Adviser, Citi, the Distributor, or other service providers may waive or reimburse fees to assist the Fund in maintaining a competitive expense ratio. Waivers and reimbursements of any kind are not available to be recouped at a future time.

Effective January 1, 2008, the Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A shares of the Fund for any period during which this waiver or reimbursement is in effect does not exceed 1.20%. This voluntary waiver/reimbursement may be terminated at any time.

5.  Line of Credit:

The Trust participates in a short-term, demand note "Line of Credit" agreement with KeyCorp. Under the agreement, the Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the year ended December 31, 2007, the Trusts paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). The average daily loan outstanding during the year was $289. The average interest rate for the year was 5.82%. As of December 31, 2007, the Fund had no loans outstanding with KeyCorp.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2007

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$2,838	$1,646	$4,484

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$170	$1,307	$1,477

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$2,923	$4,039	$—	$3,321	$10,283

* The difference between the book-basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$49,587	$5,649	$(2,328)	$3,321

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Variable Insurance Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Stock Fund (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

February 15, 2008

The Victory Variable Insurance Funds  Supplemental Information

(Unaudited)

Trustee And Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eight Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, 20 portfolios in The Victory Portfolios and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock, 56	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 60	Vice Chair and Trustee	August 2002	Retired (since 2001).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 56	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 50	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management).	None.

Ms. Lyn Hutton, 58	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 73	Trustee	November 1994	Professor Emeritus (since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 67	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 63	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 35	President	January 2006	Senior Managing Director of the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004).

Mr. Michael Policarpo II, 33	Vice President	May 2006	Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global (August 2004-July 2005), CFO, Adviser Services, Gartmore Global (August 2003-August 2004). Corporate Controller Gartmore Global (June 2000-August 2003)

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 54	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 39	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) (since 2002).

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-242-9596. The information is also included in the Trust's Statement of Additional Information, which is available on the Trust's website at www.victoryconnect.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Trust voted proxies related to portfolio securities during the most recent twelve months ended June 30 is available on the Trust's website at www.victoryconnect.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room can be obtained by calling the 1-202-551-8090 or by visiting the SEC's website.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Expense Examples

As a shareholder of the Victory Variable Insurance Diversified Stock Fund (the "Fund"), you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expense Paid During Period* 7/1/07-12/31/07	Expense Ratio During Period** 7/1/07-12/31/07
Diversified Stock Fund	$1,000.00	$1,014.60	$6.86	1.35%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expense Paid During Period* 7/1/07-12/31/07	Expense Ratio During Period** 7/1/07-12/31/07
Diversified Stock Fund	$1,000.00	$1,018.40	$6.87	1.35%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Federal Income Tax Information

The Fund designates the following amounts as a long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares (amount in thousands):

Amount
Diverisifed Stock Fund	$1,646

For the year ended December 31, 2007, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	0%

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	22%

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Board Consideration Disclosure for VVIF Diversified Stock Fund

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Diversified Stock Fund at its regular meeting, which was called for the purpose of considering the continuation of the Agreement on December 5, 2007 following review of the Agreement and related matters at a meeting on October 24-25, 2007. In determining whether it was appropriate to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Fund and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the Agreement, the Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued, and the following additional factors, among others, in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

•  Services provided under the Agreement;

•  Requirements of the Fund for the services provided by the Adviser;

•  The quality of the services expected to be provided;

•  The fee payable for the services and whether fee arrangement provided for economies of scale benefits to Fund shareholders as the Fund grows;

•  Total expenses of the Fund;

•  The Adviser's commitments to operating the Fund at a competitive expense level;

•  Profitability of the Adviser (as reflected by comparing the fee earned against the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Fund through custodian and administration fees;

•  Capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Fund and the Adviser.

The current management fee was reviewed in the context of the Adviser's profitability from providing services to the Fund. In addition, the Board reviewed an analysis prepared by an independent third party, comparing the Fund's expense ratio, advisory fee and performance with comparable mutual funds. The Board also reviewed fees that the Adviser charged for managing the assets of similarly-managed institutional accounts. The Trustees noted that because of the size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance and expense information against a narrow group of peers selected by an independent consulting firm and also compared the Fund's performance with the broader Morningstar category and the Fund's selected benchmark index. The Board recognized that the Fund's performance is provided net of expenses, while the benchmark index is gross returns. The Board gave careful consideration to the factors and methodology used in the selection of the Fund's peer group.

The Board reviewed the following specific factors with respect the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered, and it is presumed that each Trustee attributed different weights to various factors.

The Board considered the Fund's 0.30% annual advisory fee and determined that it was well within the range of the Fund's peers. The Board then compared the Fund's performance for the one-year, three-years and five-years to that of the peer group for the same periods and considered the fact that Fund outperformed the peer group for each of the periods. The Board noted that the Fund had also outperformed its benchmark index and the broader Morningstar average in each of the periods.

Having concluded, among other things, that: (1) the Fund's advisory fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable taking into consideration its small size; and (3) the Fund had excellent performance during the past one, three and five years, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

General Conclusions:

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Fund and the Fund's historic performance, including the continuous management of an identical investment company portfolio for the past 18 years by the current portfolio manager with positive net performance in almost every year;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's continuing efforts to enhance investment results by committing the necessary resources and management programs; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

This page is intentionally left blank.

This page is intentionally left blank.

Call Victory at: 800-539-FUND (800-539-3863)	Visit our web site at: www.VictoryConnect.com

1AR-VVIF 2/08

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dr. Thomas Morrissey, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2007	2006
Audit Fees	$17,750	$16,500
Audit-Related Fees	$0	$0
Tax Fees	$3,700	$3,450
All Other Fees	$0	$0

Tax fees for both 2006 and 2007 are for recurring tax fees for the preparation of federal and state tax returns.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2)  There were no services performed under Rule 2.01 (c) (7) (I) (C)

(f) Not applicable

(g)	2006	$3,450
	2007	$3,700

(h)The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	February 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Brown
David C. Brown, President
Date	February 21, 2008

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	February 20, 2008

* Print the name and title of each signing officer under his or her signature.